Intangible Assets and Goodwill	12 Months Ended
Oct. 03, 2010
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
Note 11 – Intangible Assets and Goodwill

On October 14, 2008, in a purchase transaction that was consummated via public auction, Optex Systems, Inc. (Delaware) (Successor) purchased all of the assets of Optex Systems, Inc. (Texas) (Predecessor) in exchange for $15 million of Irvine Sensors Corporation debt owned by it and the assumption of approximately $3.8 million of certain Optex Systems, Inc. (Texas) liabilities (see Note 4). Optex Systems, Inc. (Delaware) has allocated the consideration for its acquisition of the Purchased Assets among tangible and intangible assets acquired and liabilities assumed based upon their fair values. Assets that met the criteria for recognition as intangible assets apart from goodwill were also valued at their fair values.

The purchase price was assigned to the acquired interest in the assets and liabilities of Optex Systems Holdings as of October 14, 2008 as follows:

Assets:
Current assets, consisting primarily of inventory of $5,383,929 and accounts receivable of $1,404,434	$7,330,910
Identifiable intangible assets	4,036,789
Purchased Goodwill	7,110,416
Other non-current assets, principally property and equipment	343,898

Total assets	$18,822,013
Liabilities:
Current liabilities, consisting of accounts payable of $1,953,833 and accrued liabilities of $1,868,180	3,822,013

Acquired net assets	$15,000,000

The goodwill of Optex Systems Holdings, Inc. was reviewed as of October 3, 2010 and in light of a reduction of new and expected orders culminating in a lower backlog and reduced revenue forecasts. The review indicated that goodwill was impaired, as determined based on a projected cash flow analysis of Optex Systems Holdings future operations The impairment loss for goodwill was $7,110,415. The goodwill was written off as a component of general and administrative operating expenses during fiscal year 2010.

The following table summarizes the estimate of the fair values of the intangible assets as of the asset transfer date:
Total
Contracted Backlog - Existing Orders	$2,763,567
Program Backlog - Forecasted Indefinite Delivery/Indefinite Quantity awards	1,273,222
Total Intangible Asset to be amortized	$4,036,789
The amortization of identifiable intangible assets associated with the Optex Systems Inc. (Texas) acquisition on October 14, 2008 expensed for fiscal years 2010 and 2009 was $1,037,581 and $2,071,193, respectively. The expenses split between manufacturing cost of sales and general and administrative cost were $718,290 and $319,291, respectively, for 2010. The expenses split between manufacturing cost of sales and general and administrative cost were $1,666,558 and $404,635, respectively, for 2009. The identifiable intangible assets and recorded goodwill are amortized over five years for book purposes and is deductible over 15 years for income tax purposes.

As of the year ended September 30, 2009, the total unamortized balance of intangible assets was $1,965,596. The amortizable intangible assets were tested for impairment as of September 30, 2009 based on discounted cash flows and no impairment was required. As of October 3, 2010 the intangible assets were reviewed in light of a reduction of expected delivery orders against contracted orders and higher than expected costs on those orders. The review indicated that intangible assets were impaired, as determined based on a projected cash flow analysis of Optex System Holdings future operations. The impairment loss recorded in 2010 for intangible assets was $928,016 and was split between cost of goods sold and general and administrative costs in the amount of $150,534, and $777,482 respectively.

As of the year ended October 3, 2010, after impairment, the total unamortized balance of intangible assets was zero.